EXHIBIT 10.2

                      EXCLUSIVE SALES REPRESENTATIVE
                                AGREEMENT


       This Agreement, dated April 13, 1999, by and between CARALOE, INC., a Texas corporation ("Company"), having its principal address at 2001 Walnut Hill Lane, Irving, Texas 75038, and GLENN CORPORATION ("Representative"), having its principal address at 325 Cedar Street, #525, St. Paul, MN 55101-1013.

                           W I T N E S S E T H:

       WHEREAS, Company manufactures and sells ingredients and  products
  (collectively,  the  "Products")   for  cosmetic,   health  care   and
  nutritional purposes; and

       WHEREAS,  Company  desires   to  engage   Representative  as   an
  independent representative for the purpose of soliciting customers for and selling the Products in the U.S.A.; and

       WHEREAS, Representative desires to represent Company in soliciting customers for and selling the Products in Minnesota, North Dakota, South Dakota, Montana, Wyoming, Idaho, Washington, Oregon, Nevada, Colorado, New Mexico, Oklahoma, Kansas, Nebraska, Iowa, Missouri, Arkansas, Illinois, Indiana, Ohio, Michigan, Wisconsin, Utah and Arizona (the "Territory") and is prepared to commit to use its best efforts in this regard;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

       1. Appointment of Representative and Territory. Company hereby appoints Representative to act as exclusive sales representative for the sale of the Products in the Territory, and Representative hereby accepts such appointment.

       2. Term. The initial term of this Agreement shall commence on the date of this Agreement and shall expire at midnight on April 12, 2000. Following the initial term, this Agreement will be automatically renewed on the same terms and conditions set forth herein for successive renewal terms of one year each, unless either party hereto gives written notice of termination to the other party at least ninety (90) days prior to the end of the initial term or the then-current renewal term, in which case this Agreement shall terminate at the end of such term.

       3. Duties of Representative. Representative shall use its best efforts to promote, develop and increase sales of the Products in the Territory in accordance with the general marketing strategy set forth by Company from time to time. Representative's duties shall include, but shall not be limited to:

            (a) assessing the market potential of the Products in the Territory;

            (b)  advising Company on the suitability of its  promotional
                 materials  and   the  effectiveness   of  its   general
                 marketing strategy;
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            (c)  actively  soliciting  orders  for  and  promoting   the
                 Products;

            (d) cultivating existing customers and potential customers for the Products;

            (e) initiating contacts with potential customers for the purpose of selling the Products to them;

            (f) participating in negotiations between customers and Company, but only at the request and direction of Company;

            (g) advising customers with respect to technical or sales information prepared by Company;

            (h) acting as a general liaison between customers and Company; and

            (i) assisting Company in resolving controversies that may arise with customers in the Territory during the term of this Agreement.

       4.   Acceptance of Orders and Prices.

            (a) Representative shall have no power or authority to enter into any contracts on Company's behalf or to bind Company in any way whatsoever. Representative shall submit all orders that it receives for Products to Company for acceptance or rejection.

            (b) Representative shall transmit all orders for Products to Company by telefax or other prompt means. Company shall transmit its acceptance or rejection of each order to Representative by telefax or other prompt means. Company will not reject orders arbitrarily but only for customer credit, manufacturing or other valid reasons. All orders for Products that are not affirmatively rejected by Company within thirty (30) days after their receipt by Company shall be deemed accepted.

            (c) Representative shall inform customers that orders for Products are sought and received subject to acceptance by Company and upon Company's standard terms and conditions.

            (d) In dealing with customers or potential customers, Representative shall quote prices in accordance with the applicable price list or price quotations supplied by Company and shall not grant any deductions, discounts, allowances, rebates, requests to return products, or changes in terms of payment or other terms and conditions without Company's prior, specific, consent in each case.

            (e) Company shall provide Representative with Company's current price list for the Products in the Territory in U.S. dollars at the time of execution of this Agreement and thereafter whenever there is any change in such list or Representative requests such a list.
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       5.   Commissions.

            (a)  Company shall pay Representative a commission in U.  S.
  dollars equal to 10% of Representative's Net Sales, as defined in paragraph 5(b) below, subject to the provisions of paragraph 5(e) below.

            (b)  As used in this Agreement,  "Net Sales" shall mean  the invoice price of the Products sold by Representative, less any customer discounts, rebates, promotional allowances and credits for product returns allowed by Company and excluding shipping, insurance, duties and taxes (collectively, "the Allowable Deductions"). All amounts referred to in this subparagraph shall be in U. S. dollars.

            (c) Representative's right to receive commissions shall accrue upon Company's receipt of payment by customers of the invoices on which such commissions are based. Company shall pay commissions owed to Representative within thiry (30) days after they accrue.

            (d) Company shall provide to Representative with each commission payment a brief statement setting forth the invoice price of the Products sold, the Allowable Deductions, the resulting Net Sales amount, and the amount of the commission payable to Representative, as well as the total amount of Representative's Net Sales for the year to date.

            (e) Representative shall not be entitled to receive the full amount of the commissions payable on sales of Products that have ultimate destinations outside the Territory but shall share such commissions with Company's local representatives for such destinations in proportions that shall be negotiated and mutually agreed upon by Company, Representative and such local representatives.

       6. Shipping/Packing. Company shall be solely responsible for the packing, shipping, and invoicing of the Products.

       7. Promotional and Technical Materials. Company shall, at its expense, furnish Representative with such promotional and technical materials as are appropriate for use in the Territory and in such quantities as may reasonably be needed by Representative in the performance of its duties hereunder.

       8.   Advertising,  Trade  Shows,   and  Other  Special   Services
  Requested by Company.

            (a)  If  Company  requests  that  Representative  engage  in
  certain  advertising  to  promote  the  Products  in  the   Territory,
  Representative shall do so, and Company  shall bear the costs of  such
  requested advertising.   This subparagraph shall  not be construed  to
  limit Representative's right  to conduct its  own advertising, at  its own expense.
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            (b)  If   Company   so   requests,   Representative    shall
  participate in trade shows, arrange special promotional events (such as, but not limited to, cocktail parties for customers), conduct special studies or perform other special services that are not part of
  Representative's normal and  regular duties.   In such event,  Company
  shall compensate Representative for such additional services on a basis to be determined by mutual agreement of the parties on a case-
  by-case  basis  and  shall  also  reimburse  Representative  for   all
  reasonable out-of-pocket expenses incurred by it in performing such additional services promptly after receiving appropriate evidence of such expenses.

       9. Warranties. Representative is not authorized to and shall not make or modify any warranties on behalf of Company, unless and except to the extent that Company expressly authorizes it in writing to do so.

       10. Expenses. Except as otherwise expressly provided in this Agreement, Representative shall bear all expenses incurred by it in carrying out its obligations under this Agreement.

       11. Confidentiality. During the term of this Agreement and at all times thereafter, Representative shall not, and shall not permit any of its employees or agents to, disclose to any third parties any technology, know-how, technical information, trade secrets or other confidential information of Company, except with the express written consent of Company or to the extent required by applicable law.

       12.  Exclusivity.

            (a) Company has not granted and shall not grant to any other person or entity the right to act as Company's representative for the sale of Products in the Territory during the term of this Agreement.

            (b) During the term of this Agreement, Representative shall not, in the Territory, directly or indirectly, sell, offer for sale, promote, or represent anyone other than Company for the sale or promotion of, any products or services that are competitive with any of the Products or services of Company.

       13. Early Termination. Notwithstanding the provisions of paragraph 2 above, either party shall be entitled to terminate this Agreement immediately by giving written notice of termination to the other party at any time, if:

            (a) the other party commits a material breach of this Agreement and fails to cure such breach within thirty (30) days
       after  receiving  written  notice  from  the  terminating   party
       identifying the breach and requiring that it be cured, or
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            (b)  the other party dies (if such party is an  individual), is liquidated or dissolved (if such party is an entity), makes an assignment for the benefit of creditors, files a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law
       (collectively,  a  "Bankruptcy  Law"),  is  the  subject  of   an
       involuntary petition for relief filed under any applicable Bankruptcy Law and such petition is not dismissed within sixty
       (60) days after the filing thereof, or is the subject of an order for relief entered under any applicable Bankruptcy Law or of an order of receivership entered by any state or federal court.

       14. Effect of Termination. Following any termination of this Agreement, neither party shall have any further liability or obligation to the other party hereunder or in respect hereof, except that:

            (a) the provisions of paragraphs 11, 14, 15, 17-20 and 22-27 hereof shall survive any termination of this Agreement and shall continue to be binding on the parties hereto;

            (b) each party shall continue to have all rights and obligations that shall have accrued at or prior to the termination of this Agreement, including but not limited to any rights and obligations resulting from any breach of this Agreement;

            (c) the termination of this Agreement shall not terminate Representative's right to receive commissions in accordance with paragraph 5 above on Representative's sales of Products for which Company receives orders on or before the date of termination of this Agreement, even if Company receives payment for such Products after such date of termination; and

            (d) the termination of this Agreement shall not terminate Company's right to deduct all Allowable Deductions in accordance with paragraph 5 above in determining the Net Sales on which commissions are payable to Representative under this Agreement, even if such Allowable Deductions arise after the date of termination of this Agreement.

       15.  No Commissions  on  Orders  Received  after  Termination  of
  Agreement.     Representative  will   not   be  entitled   under   any
  circumstances to receive any commissions on sales of Products for which orders are received by Company after the date of termination of this Agreement.

       16.  Independent Contractor Relationship.   The  parties to  this
  Agreement are independent contractors, and nothing in this Agreement shall be construed to create any partnership, joint venture or employer-employee relationship between them. Neither party shall have the right, power or authority to bind or obligate the other party, and neither party shall hold itself out to any third party as having such
  right,  power  or  authority,  in  the  absence  of  express   written
  authorization  from  the  other   party.    Representative  shall   be
  responsible for reporting and paying all taxes that are payable with respect to any income received by it from Company pursuant to this Agreement.
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       17.  Equitable Relief.  In recognition of the fact that a  breach by Representative of the provisions of paragraph 11 above will cause irreparable damage to Company for which monetary damages alone will not constitute an adequate remedy, Company shall be entitled as a matter of right (without being required to prove damages or furnish any bond or other security) to obtain a restraining order, an injunction or other equitable relief from any court of competent jurisdiction restraining any further violation of such provisions by Representative and/or requiring Representative to comply with such provisions. Such right to equitable relief shall not be exclusive but shall be in addition to all other rights and remedies to which Company may be entitled at law or in equity.

       18.  Applicable Law.   This Agreement  shall be  governed by  and
  construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws thereof.

       19. Dispute Resolution. Except as otherwise provided in paragraph 17 above, any dispute arising under or with respect to this Agreement shall be resolved by binding arbitration in Dallas County, Texas, pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The parties shall be entitled to conduct reasonable discovery, in accordance with the Federal Rules of Civil Procedure, prior to the arbitration hearing, and the Federal Rules of Evidence shall be applicable to the arbitration hearing. The arbitration hearing shall be conducted by a panel of three arbitrators. Each party shall select one arbitrator, and the two arbitrators selected by the parties shall select the third arbitrator.
   If the two arbitrators selected by the parties are unable to agree on a third arbitrator, the parties (or, if the parties fail to agree, the American Arbitration Association) shall select the third arbitrator in the manner specified for selecting a sole arbitrator in Rule 13 of the above-mentioned Commercial Arbitration Rules. The decision of the arbitrators shall be final, binding on the parties and enforceable by any court of competent jurisdiction.

       20. Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given on the earlier of the date of receipt by the party to whom the notice is given or when mailed by certified or registered United States mail, postage prepaid, addressed to the appropriate party at the address shown for such party in the introductory paragraph of this Agreement or at such other address as such party shall have designated by written notice given to the other party in accordance with this paragraph.

       21. Integration and Modification. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, whether written or oral, between such parties relating to such subject matter. No modification, alteration, amendment or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against which it is sought to be enforced.

       22. Gender and Number. In this Agreement, pronouns of any gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context requires otherwise.

       23. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible, and such provision shall be deemed inoperative to the extent it is unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

       24. Waiver. No delay on the part of either party in exercising any right, power or remedy that it may have in connection herewith shall operate as a waiver thereof, nor shall any waiver thereof or any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or remedy. No waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless such waiver or consent is in writing and signed by the party against whom it is sought to be enforced, and no such waiver or consent shall be effective except with respect to the particular case and purpose for which it is given. Nothing in this paragraph shall be deemed to negate or override any provision of this Agreement that establishes a specific period of time for the performance of any act.

       25. Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other party, and any assignment attempted in violation of this paragraph shall be void and ineffective.

       26. Successors and Assigns. Subject to the other terms and provisions hereof, this Agreement shall inure to the benefit of and be binding on the parties hereto and their respective heirs, successors and permitted assigns.

       27. Headings. The headings of the various paragraphs of this Agreement have been inserted for convenient reference only, shall not be construed to enlarge, diminish or otherwise change the express provisions hereof, and shall not be considered for any purpose in interpreting this Agreement.

       28. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.

            Company:                        CARALOE, INC.



                                     By:
                                            Bill Pine
                                            General Manager

            Representative:                 GLENN CORPORATION



                                     By:
                                     Name:  Glenn Lillmars
                                     Title: President